SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

                                      FORM 8-K/A

(AMENDMENT NO. 1)

                                                                                        Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2005

Optimal Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada

(State or Other Jurisdiction of Incorporation)

0-28572	98-0160833
(Commission File Number)	(IRS Employer Identification No.)

3500 de Maisonneuve Blvd. W., 2 Place Alexis-Nihon, Suite 1700, Montreal, Quebec, Canada H3Z 3C1

(Address of Principal Executive Offices, Including Zip Code)

(514) 738-8885

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, 14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K of Optimal Group Inc. (the "Registrant") amends and restates in its entirety the Current Report on Form 8-K of the Registrant filed with the Securities and Exchange Commission on May 11, 2005 (the "Initial Report"). The only changes from the Initial Report are the inclusion under Item 9.01 of the required financial statements and the inclusion as Exhibit 23 of the consent of Cohen Friedman Dorman Leen & Co.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 6, 2005 (the “Closing Date”), Optimal Payments Corp. (“OPC”), a Delaware corporation and wholly-owned subsidiary of Optimal Group Inc. (the “Registrant”), as purchaser, entered into an agreement (the “Purchase Agreement”) with United Bank Card, Inc. (“UBC”), a New Jersey corporation, as seller, pursuant to which OPC acquired all of UBC’s rights, entitlements and interests (the “Purchased Rights”) to certain revenue streams and residual payments attributable to a portfolio of merchant processing (the “Portfolio”) representing approximately 15,500 merchant locations, for cash consideration of US$44 million. The Purchase Agreement is governed by the laws of the State of New Jersey.

The Purchase Agreement provides for a minimum contribution margin to be earned by OPC. UBC’s chief executive officer and sole shareholder has provided a personal guarantee in the amount of US$2,500,000 as security for UBC’s payment of any contribution margin shortfalls.

UBC undertook to provide to OPC, within 10 business days of the Closing Date, an irrevocable revolving standby letter of credit in the initial amount of US$10,000,000, to be reduced annually by 17.5%, as collateral security for the prompt and complete payment to OPC of all monies, revenues streams, residuals or any amounts whatsoever relating to, in respect of or on account of the Purchased Rights.

In connection with the Purchase Agreement, UBC, its shareholders and affiliates have entered into a non-solicitation agreement, in favor of OPC, pursuant to which they agreed not to market to or solicit any of the merchants of the Portfolio for a period of 10 years from the Closing Date.

The Purchase Agreement also provides for a right of first offer in favor of OPC, if, within one year from the Closing Date, UBC desires to sell any of its future rights and entitlements to any residuals under any other merchant agreements. A copy of the Purchase Agreement is attached hereto as Exhibit 99.1.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On May 6, 2005, pursuant the Purchase Agreement referred to in 1.01 above, OPC acquired from UBC all of UBC’s rights, entitlements and interests to certain revenue streams and residual payments attributable to a portfolio of merchant processing for cash consideration of US$44 million. Neither UBC nor any of its officers or directors has any material relationship with the Registrant or any of its affiliates, any director or officer of the Registrant or any associate of any such director or officer. A copy of the Purchase Agreement is attached hereto as Exhibit 99.1. On May 9, 2005, the Registrant issued a press release regarding the transaction and a copy of the press release is attached hereto as Exhibit 99.2.

ITEM 8.01 OTHER EVENTS

On May 9, 2005, the Registrant issued a press release providing an update regarding the proposed flotation on the London Stock Exchange’s AIM Market of FireOne Group plc (“FireOne”).  That press release contained, among other things, certain stand-alone financial results of the online gaming payment activities previously carried on by a subsidiary of Optimal Payments Inc. that going forward will be carried on by FireOne. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The financial statements required by this Item 9.01 are included in this Current Report on Form 8-K/A. The financial statements filed herewith are:

(a)	Financial statements of business acquired.

(i)      Audited Balance Sheets of United Bank Card, Inc. as at December 31, 2004, 2003 and 2002 and  audited Statements of Operations and Retained Earnings and Cash Flows of United Bank Card, Inc. for the years ended December 31, 2004, 2003 and 2002;

(ii)      Unaudited Balance Sheet of United Bank Card, Inc. as at March 31, 2005 and unaudited Statements of Operations and Retained Earnings and Cash Flows of United Bank Card, Inc. for the three months ended March 31, 2005;

(b)	Pro Forma Financial Information.

                        Unaudited Pro Forma Consolidated Balance Sheet of the Registrant as at March 31, 2005 unaudited

                        Pro Forma Consolidated Statements of Operations of the Registrant for the three months ended

                        March 31, 2005 and the year ended December 31, 2004; and

(c)	Exhibits.
Exhibit Number	Description

23	Consent of Cohen Friedman Dorman Leen & Co.

99.1*	Purchase Agreement dated May 6, 2005.

99.2*	Press Release dated May 9, 2005.

* Previously filed by the Registrant’s report on Form 8-K filed on May 11, 2005 and incorporated by reference herein.

UNITED BANK CARD, INC. FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

UNITED BANK CARD, INC FINANCIAL STATEMENTS

INDEX

Page

Independent Auditors’ Report	1

Financial Statements:

Balance Sheets	2

Statements of Operations and Retained Earnings	3

Statements of Cash Flows	4

Notes to Financial Statements	5 - 9

Gerard Bobal, CPA Frederick L. Cohen, CPA Howard P. Dorman, CPA Terry L. Friedman, CPA James M. Garry, CPA Frank S. Hazen, CPA Philip J. Leen, CPA

INDEPENDENT AUDITORS’ REPORT

To the Stockholder
UNITED BANK CARD, INC.
Hampton, New Jersey

We have audited the accompanying balance sheets of United Bank Card, Inc. as of December 31, 2004, 2003 and 2002 and the related statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Bank Card, Inc. as of December 31, 2004, 2003 and 2002, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the Unites States.

COHEN FRIEDMAN DORMAN LEEN & CO.
Certified Public Accountants
Clark, New Jersey
June 15, 2005

1

UNITED BANK CARD, INC BALANCE SHEETS DECEMBER 31,

ASSETS

	2004	2003	2002

CURRENT ASSETS
Cash	$28,513	$420,466	$21,366
Accounts receivable	947,224	648,227	167,433
Inventories	234,895	106,302	33,020
Deferred tax asset	—	132,482	17,704
Other Receivables	12,750	—	—

Total Current Assets	1,223,382	1,307,477	239,523

PROPERTY AND EQUIPMENT - NET	277,926	66,988	44,733

OTHER ASSETS
Organization Cost - Net	100	200	300
Security Deposits	61,444	400	—
Due from Stockholder	271,058	7,387	—
Reserves	500,000	339,184	90,380
Other Receivables	55,000	—	—
Due from affiliates	1,797,133	—	—

	2,684,735	347,171	90,680

	$4,186,043	$1,721,636	$374,936

LIABILITIES & STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Line-of-credit	$—	$—	$54,849
Current portion of long-term debt	562,267	228,671	—
Accounts payable and accrued liabilities	690,609	282,928	49,227
Income tax payable	100,000	—	—
Deferred tax liability	—	237,130	61,875

Total Current Liabilities	1,352,876	748,729	165,951

LONG-TERM LIABILITIES
Long-term debt - less current portion	1,676,913	631,055	—
Loans payable to officers	—	57,465	12,603

Total Long-Term Liabilities	1,676,913	688,520	12,603

COMMITMENTS

STOCKHOLDER’S EQUITY

Common stock, no par value, 2,500 authorized and 1,500 shares issued and outstanding	1,000	1,000	1,000
Retained earnings	1,155,254	283,387	195,382

Total Stockholders’ Equity	1,156,254	284,387	196,382

	$4,186,043	$1,721,636	$374,936

See notes to financial statements

2

UNITED BANK CARD, INC. STATEMENTS OF OPERATIONS AND RETAINED EARNINGS YEARS ENDED DECEMBER 31,

	2004	2003	2002

REVENUES	$12,240,646	$3,718,415	$1,352,950

EXPENSES:
Transaction processing and service costs	7,690,830	1,945,793	606,462
Selling, general and administrative	3,456,992	1,557,539	538,972
Depreciation and amortization	31,427	5,533	3,548

	11,179,249	3,508,865	1,148,982

INCOME FROM OPERATIONS	1,061,397	209,550	203,968

OTHER INCOME (EXPENSES)
Interest, net	(193,678)	(61,608)	(4,227)
Gain on sale of assets	—	1,065	—

	(193,678)	60,543	(4,227)

INCOME BEFORE PROVISION FOR INCOME TAXES	867,719	149,007	199,741

PROVISION FOR INCOME TAXES	(4,148)	61,002	44,171

NET INCOME	871,867	88,005	155,570

RETAINED EARNINGS - Beginning of year	283,387	195,382	39,812

RETAINED EARNINGS - End of year	$1,155,254	$283,387	$195,382

See notes to financial statements
3

UNITED BANK CARD, INC STATEMENTS OF CASH FLOWS YEARS ENDED DECEMBER 31,

	2004	2003	2002

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$871,867	$88,005	$155,570
Adjustments to Reconcile Net Income to Net
Cash (Used in) Provided by Operating Activities:
Depreciation and amortization	31,427	5,533	3,548
Gain on sale of property and equipment	—	(1,065)	—
Deferred income taxes	(104,648)	60,477	44,171
Increase in accounts receivable	(298,997)	(480,794)	(167,433)
Increase in inventories	(128,593)	(73,282)	(9,619)
Increase in other receivables	(12,750)	—	—
Increase in security deposits	(61,044)	(400)	—
Increase in due from stockholder	(263,671)	(7,387)	—
Increase in reserves	(160,816)	(248,804)	(52,907)
Increase in other receivables	(55,000)	—	—
Increase in due from affiliates	(1,797,133)	—	—
Increase in accounts payable and accrued expenses	407,681	233,701	47,216
Increase in income tax payable	100,000	—	—

Net Cash (Used in) Provided by Operating Activities	(1,471,677)	(424,016)	20,546

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	—	8,628	—
Purchase of property and equipment	(242,265)	(35,251)	(26,878)

Net Cash Used by Investing Activities	(242,265)	(26,623)	(26,878)

CASH FLOWS FROM FINANCING ACTIVITIES
Net (payments) proceeds on line-of-credit	—	(54,849)	13,579
Proceeds from long term debt	2,500,000	1,000,000	—
Payments on long term debt	(1,120,546)	(140,274)	—
Officer loans (repayments)	(57,465)	44,862	12,603

Net Cash Provided by Financing Activities	1,321,989	849,739	26,182

NET (DECREASE) INCREASE IN CASH	(391,953)	399,100	19,850

CASH - Beginning of year	420,466	21,366	1,516

CASH - End of year	$28,513	$420,466	$21,366

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash Paid During The Year For:
Interest	$195,440	$63,704	$4,227

Income taxes	$500	$525	$—

See notes to financial statements
4

UNITED BANK CARD, INC. NOTES TO THE FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

NOTE 1	SUMMARY OF ACCOUNTING POLICIES

Nature of Operations

United Bank Card, Inc. (UBC) is a payment and transaction processor serving businesses nationwide. UBC provides payment processing services for various credit card companies, ATM, debit cards EBT state and governmental cards, electronic gift and loyalty cards as well as a variety of private label and smart card technologies. The Company, along with its agents, services retail stores, restaurants, mail order and telephone order, e-commerce, internet, home-based, petroleum, supermarket and lodging merchants across the country.

Inventories

Consists of machines valued at the lower of cost or market under the first-in, first-out method.

Property and Equipment

Carried at cost. Depreciation and amortization are provided over the estimated useful lives of various assets, ranging from 5 to 15 years using the straight-line method. Expenditures for major betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Income Taxes

Deferred taxes are computed based on the tax liability or benefit in future years of the reversal of temporary differences between the recognition of income or deduction of expenses for financial and tax reporting purposes. The principal items resulting in the difference are the methods of recording depreciation expense, and recording of certain reserves, receivables and payables for financial statement and income tax purposes.

Deferred tax assets and/or liabilities are classified as current and noncurrent based on the classification of the related asset or liability for financial reporting purposes, or based on the expected reversal date for deferred taxes that are not related to an asset or liability.

Advertising

The Company expenses its advertising costs as incurred.

Concentrations

The Company maintains its cash in bank deposit accounts, which at times may exceed federally insured limits
5

UNITED BANK CARD, INC. NOTES TO THE FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

NOTE 1	SUMMARY OF ACCOUNTING POLICIES (continued)

Estimates

The presentation of financial statements in conformity with generally accepted accounting principles requires management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

Statements of Financial Accounting Standards No. 107 “Disclosures about Fair Value of Financial Instruments”, requires disclosure of the fair value of certain financial instruments. The carrying amounts shown on the financial statements for cash and equivalents, accounts receivable, accounts payable, accrued liabilities and current maturities of long-term debt approximate their fair value because of the short-term nature of these instruments.

NOTE 2	PROPERTY AND EQUIPMENT

	Years Ended December 31,

	2004	2003	2002

Furniture	$48,492	$48,492	$17,974
Office equipment	16,215	16,215	20,124
Computer equipment and machines	242,266	—	—
Leasehold improvements	11,465	11,465	11,465

	318,438	76,172	49,563
Less: Accumulated depreciation and amortization	40,512	9,184	4,830

	$277,926	$66,988	$44,733

NOTE 3	LINE OF CREDIT

During 2002 and 2003, the Company had available a line of credit arrangement with a bank. The line of credit bore interest at 6.5%. There was $54,849 outstanding at December 31, 2002. The line was paid off during 2003.

6

UNITED BANK CARD, INC. NOTES TO THE FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

NOTE 4	LONG-TERM DEBT

	2004	2003	2002

Notes Payable:

Payable in monthly installments of $63,406 including interest at 10% to June 2008; secured by all tangible and intangible assets.	$2,239,180	$—	$—

Payable in monthly installments of $25,362 including interest at 10% to December 2005; guaranteed by the stockholders and secured by all personal property.	—	859,726	—

Long-term debt	2,239,180	859,726	—

Less: Current portion of long-term debt included in current liabilities	562,267	228,671	—

	$1,676,913	$631,055	$—

Long-term debt maturing within each of the four years subsequent to December 31 2004 is approximately as follows:

Years Ending December 31,	Amount

2005	$562,000
2006	621,000
2007	686,000
2008	370,000

2,239,000

NOTE 5	RELATED PARTY TRANSACTIONS

	1.	Included in other assets – other receivables is $45,000 due from a related party which is non-interest bearing with no stated terms of repayment.

	2.	Loans payable to officers are non-interest bearing and have no stated terms of repayment.

	3.	Due from shareholder is also non-interest bearing with no stated terms of repayment.
7

UNITED BANK CARD, INC. NOTES TO THE FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

NOTE 6	RESERVES

The Company is required by its Processing Affiliate to keep on deposit a percentage of its transaction volume. The amounts withheld at December 31, 2004, 2003 and 2002 were $500,000, $339,184 and $90,380, respectively.

NOTE 7	COMMITMENTS

Leases

The Company occupies premises under noncancelable operating lease agreements expiring through 2011. The leases provide for minimum rentals and contain certain built in escalations.

Rental expense for the years ended December 31, 2004, 2003 and 2002 was approximately $204,000, $95,000 and $43,000, respectively.

Minimum future rental commitments under the noncancelable operating leases having lease-terms in excess of one year, as of December 31, 2004 and for each of the next five years and in the aggregate are approximately:

Years Ending December 31,	Rent Expense

2005	$414,000
2006	318,000
2007	513,000
2008	520,000
2009	425,000
Thereafter	566,000

$2,756,000

NOTE 9	PROVISION FOR INCOME TAXES

Income tax expense (benefit) for the years ended December 31, is as follows:

	2004	2003	2002

Current:
Federal	$80,000	$—	$—
State	20,000	—	—

	100,000	—	—

8

UNITED BANK CARD, INC. NOTES TO THE FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

NOTE 9	PROVISION FOR INCOME TAXES (continued)

	2004	2003	2002

Deferred:
Federal	$(46,731)	$19,124	27,607
State	(57,417)	41,878	16,564

	(104,148)	61,002	44,171

	$(4,148)	$61,002	$44,171

NOTE 8	SUBSEQUENT EVENTS

1.
On May 6, 2005 United Bank Card entered into an residual purchase agreement in which the company will sell all of its rights, entitlements and interests in respect to a certain portfolio of merchants for $44 million. Pursuant to the agreement, UBC shall guarantee a certain minimum contribution margin applicable to each of the fifteen contract quarters following the closing date. UBC is required to maintain an irrevocable revolving standby letter of credit in the amount of $10 million to serve as collateral. This amount will be reduced at a rate of 17.5% per year until the contract period expires. Additionally, the 100% shareholder shall provide a personal guarantee of $2.5 million.

2.	The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S corporation effective January 1, 2005.
9

UNITED BANK CARD INC. FINANCIAL STATEMENTS THREE MONTHS ENDED MARCH 31, 2005

UNITED BANK CARD, INC FINANCIAL STATEMENTS

UNITED BANK CARD INC. BALANCE SHEET MARCH 31, 2005 UNAUDITED

ASSETS

CURRENT ASSETS
Cash	$43,272
Accounts receivable	976,417
Inventories	162,460
Other Receivables	10,800

Total Current Assets	1,192,949

PROPERTY AND EQUIPMENT - NET	294,495

OTHER ASSETS
Organization Cost - Net	75
Security Deposits	61,444
Due from Shareholder	373,637
Reserves	500,000
Other Receivables	55,000
Due from affiliates	3,488,246

4,478,402

$5,965,846

LIABILITIES & STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	$576,441
Accounts payable and accrued liabilities	2,101,735
Income tax payable	100,000

Total Current Liabilities	2,778,176

LONG-TERM LIABILITIES
Long-term debt - less current portion	2,463,696
Loans payable to officers	18,000

Total Long-Term Liabilities	2,481,696

COMMITMENTS

STOCKHOLDER’S EQUITY
Common stock, no par value, 2500 shares authorized 1500 shares issued and outstanding	1,000
Retained earnings	704,974

Total Stockholders’ Equity	705,974

$5,965,846

1

UNITED BANK CARD, INC. STATEMENTS OF OPERATIONS AND RETAINED EARNINGS THREE MONTHS ENDED MARCH 31, 2005 UNAUDITED

REVENUES	$3,944,501

EXPENSES:
Transaction processing and service costs	2,448,273
Selling, general and administrative	1,877,207
Depreciation and amortization	14,465

4,339,945

LOSS FROM OPERATIONS	(395,444)

OTHER INCOME (EXPENSE)
Interest, net	(54,836)

NET LOSS	(450,280)

RETAINED EARNINGS - Beginning of period	1,155,254

RETAINED EARNINGS - End of period	$704,974

2

UNITED BANK CARD INC. STATEMENT OF CASH FLOWS THREE MONTHS ENDED MARCH 31, 2005 UNAUDITED

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(450,280)
Adjustments to Reconcile Net loss to Net Cash Used in Operating Activities:
Depreciation and amortization	14,465
Increase in accounts receivable	(29,193)
Decrease in inventories	72,435
Decrease in other receivables	1,950
Increase in due from shareholders	(102,579)
Inrcrease in due from affiliates	(1,691,113)
Increase in accounts payable and accrued expenses	1,411,126

Net Cash Used in Operating Activities	(773,189)

CASH FLOWS USED IN INVESTING ACTIVITIES
Purchase of property and equipment	(31,009)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long term debt	936,318
Payments on long term debt	(135,361)
Officer loans	18,000

Net Cash Provided by Financing Activities	818,957

NET INCREASE IN CASH	14,759

CASH - Beginning of period	28,513

CASH -End of period	$43,272

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash Paid During The Year For:
Interest	$54,858

Income taxes	$—

3

UNITED BANK CARD, INC. NOTES TO THE FINANCIAL STATEMENTS THREE MONTHS ENDED MARCH 31, 2005 UNAUDITED

NOTE 1	SUMMARY OF ACCOUNTING POLICIES

Nature of Operations

United Bank Card, Inc. (UBC) is a payment and transaction processor serving businesses nationwide. UBC provides payment processing services for various credit card companies, ATM, debit cards EBT state and governmental cards, electronic gift and loyalty cards as well as a variety of private label and smart card technologies. The Company, along with its agents, services retail stores, restaurants, mail order and telephone order, e-commerce, internet, home-based, petroleum, supermarket and lodging merchants across the country.

Inventories

Consists of machines valued at the lower of cost or market under the first-in, first-out method.

Property and Equipment

Carried at cost. Depreciation and amortization are provided over the estimated useful lives of various assets, ranging from 5 to 15 years using the straight-line method. Expenditures for major betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Income Taxes

The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S corporation effective January 1, 2005. In lieu of corporation income taxes, the stockholder of an S corporation is taxed on his proportionate share of the Company’s taxable income.

Advertising

The Company expenses its advertising costs as incurred.

Concentrations

The Company maintains its cash in bank deposit accounts, which at times may exceed federally insured limits

Estimates

The presentation of financial statements in conformity with generally accepted accounting principles requires management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4

UNITED BANK CARD, INC. NOTES TO THE FINANCIAL STATEMENTS THREE MONTHS ENDED MARCH 31, 2005 UNAUDITED

NOTE 1	SUMMARY OF ACCOUNTING POLICIES (continued)

Fair Value of Financial Instruments

Statements of Financial Accounting Standards No. 107 “Disclosures about Fair Value of Financial Instruments”, requires disclosure of the fair value of certain financial instruments. The carrying amounts shown on the financial statements for cash and equivalents, accounts receivable, accounts payable, accrued liabilities and current maturities of long-term debt approximate their fair value because of the short-term nature of these instruments.

NOTE 2	PROPERTY AND EQUIPMENT

Furniture	$48,492
Office equipment	16,215
Computer equipment and machines	273,275
Leasehold improvements	11,465

349,447
Less: Accumulated depreciation and amortization	54.952

$294.495

NOTE 3	LONG-TERM DEBT

The Company has a note payable in monthly installments of $63,406 including interest at 10% to June 2008; secured by all tangible and intangible assets.

Long-term debt maturing within each of the four twelve month periods subsequent to March 31, 2005 is approximately as follows:

Periods Ending March 31,	Amount

2006	$577,000
2007	636,000
2008	704,000
2009	1,123,000

$3.040.000

5

UNITED BANK CARD, INC. NOTES TO THE FINANCIAL STATEMENTS THREE MONTHS ENDED MARCH 31, 2005 UNAUDITED

NOTE 4	RELATED PARTY TRANSACTIONS

	1.	Included in other assets - other receivables is $45,000 due from a related party which is non-interest bearing with no stated terms of repayment.

	2.	Loans payable to officers are non-interest bearing and have no stated terms of repayment.

	3.	Due from shareholder is also non-interest bearing with no stated terms of repayment.

NOTE 5	RESERVES

The Company is required by its Processing Affiliate to keep on deposit a percentage of its transaction volume. The amount withheld at March 31, 2005 was $500,000.

NOTE 6	COMMITMENTS

Leases

The Company occupies premises under noncancelable operating lease agreements expiring through 2011. The leases provide for minimum rentals and contain certain built in escalations.

Rental expense for the three months ended March 31, 2005 was approximately $125,000.

Minimum future rental commitments under the noncancelable operating leases having lease-terms in excess of one year, as of March 31, 2005 and for each of the next five twelve month periods and in the aggregate are approximately:

Periods Ending March 31,	Rent Expense

2006	$331,000
2007	384,000
2008	517,000
2009	520,000
2010	384,000
Thereafter	596,000

$2,732,000

6

UNITED BANK CARD, INC. NOTES TO THE FINANCIAL STATEMENTS THREE MONTHS ENDED MARCH 31, 2005 UNAUDITED

NOTE 7	SUBSEQUENT EVENTS

1.
On May 6, 2005 United Bank Card entered into an residual purchase agreement in which the company will sell all of its rights, entitlements and interests in respect to a certain portfolio of merchants for $44 million. Pursuant to the agreement, UBC shall guarantee a certain minimum contribution margin applicable to each of the fifteen contract quarters following the closing date. UBC is required to maintain an irrevocable revolving standby letter of credit in the amount of $10 million to serve as collateral. This amount will be reduced at a rate of 17.5% per year until the contract period expires. Additionally, the 100% shareholder shall provide a personal guarantee of $2.5 million.

7
OPTIMAL GROUP INC. PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS THREE-MONTH PERIOD ENDED MARCH 31, 2005 (Unaudited) (expressed in thousands of U.S. dollars, except per share amounts)

	Optimal Group Inc.	United Bank Card, Inc.	Pro Forma adjustments		Pro Forma consolidated
			(Note 3)
Revenues	37,394	3,945	(925)	3a	40,414

Expenses:
Transaction processing and service costs	21,946	2,448	(1,523)	3b
			(925)	3a	21,946
Amortization of intangibles pertaining to transaction processing and service costs	1,028		1,626	3c	2,654
Selling, general and administrative	9,944	1,877	(1,877)	3b	9,944
Stock-based compensation pertaining to selling, general and administrative	1,895				1,895
Research and development	618				618
Operating leases	942				942
Amortization of property and equipment	638	14	(14)	3b	638
Foreign exchange gain	(110)				(110)

	36,901	4,339	(2,713)		38,527

Net earnings (loss) before investment income and income taxes	493	(394)	1,788		1,887

Investment income (expense)	693	(55)	55	3b
			(221)	3d	472

Net earnings (loss) before income taxes	1,186	(449)	1,622		2,359

Income tax provision	1,155		410	3e	1,565

Net earnings (loss)	31	(449)	1,211		793

Weighted average number of shares:
Basic	22,394,674				22,394,674
Plus impact of stock options and warrants	1,917,251				1,917,251

Diluted	24,311,925				24,311,925

Earnings per share:
Basic	$0.00				$0.04
Diluted	0.00				0.03

See accompanying notes to unaudited pro forma consolidated financial statements.

OPTIMAL GROUP INC. PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2004 (Unaudited) (expressed in thousands of U.S. dollars, except per share amounts)

	Optimal Group Inc.	United Bank Card, Inc.	Pro Forma adjustments		Pro Forma consolidated
			(Note 3)
Revenues	99,397	12,241	(1,856)	3a	109,782

Expenses:
Transaction processing and service costs	58,443	7,691	(5,835)	3b
			(1,856)	3a	58,443
Inventory write-downs pertaining to service costs	2,931				2,931
Amortization of intangibles pertaining to transaction processing and service costs	2,844		6,504	3c	9,348
Selling, general and administrative	32,433	3,457	(3,457)	3b	32,433
Stock-based compensation pertaining to selling, general and administrative	5,736				5,736
Research and development	1,511				1,511
Operating leases	3,629				3,629
Restructuring costs	1,325				1,325
Amortization of property and equipment	2,257	31	(31)	3b	2,257
Foreign exchange gain	(1,014)				(1,014)

	110,095	11,179	(4,675)		116,599

Net (loss) earnings from continuing operations before investment income and income taxes	(10,698)	1,062	2,819		(6,817)

Investment income (expense)	1,599	(194)	194	3b
			(720)	3d	879

Net (loss) earnings from continuing operations before gain on sale of investment and income taxes	(9,099)	868	2,293		(5,938)

Income tax provision	1,188	(4)	4	3b
			1,107	3e	2,295

Net (loss) earnings from continuing operations	(10,287)	872	1,183		(8,232)

Loss from discontinued operations, net of income taxes	(3,130)				(3,130)
Gain on disposal of net assets from discontinued operations, net of income taxes	4,164				4,164

Net (loss) earnings	(9,253)	872	1,183		(7,198)

Weighted average number of shares:
Basic	20,289,670				20,289,670
Plus impact of stock options and warrants	136,607				136,607

Diluted	20,426,277				20,426,277

Earnings (loss) per share:
Continuing operations:
Basic	$(0.51)				$(0.41)
Diluted	$(0.51)				$(0.41)
Discontinued operations:
Basic	0.05				0.05
Diluted	0.05				0.05
Net:
Basic	(0.46)				(0.36)
Diluted	(0.46)				(0.36)

See accompanying notes to unaudited pro forma consolidated financial statements.

OPTIMAL GROUP INC. PRO FORMA CONSOLIDATED BALANCE SHEET AS AT MARCH 31, 2005 (Unaudited) (expressed in thousands of U.S. dollars)

	Optimal Group Inc.	United Bank Card, Inc.	Pro Forma adjustments		Pro Forma consolidated
			(Note 3)
ASSETS
Current assets:
Cash and cash equivalents	100,842	43	(43)	3b
			(44,277)	3f	56,565
Cash held as reserves	19,206				19,206
Cash held in escrow	827				827
Short-term investments	51,949				51,949
Short-term investments held as reserves	2,104				2,104
Settlement assets	11,317				11,317
Accounts receivable	8,619	987	(987)	3b	8,619
Income tax receivable and refundable investment tax credits	823				823
Inventory	2,896	163	(163)	3b	2,896
Prepaid expenses and deposits	1,797				1,797

	200,380	1,193	(45,470)		156,103

Long-term receivables	4,243	4,478	(4,478)	3b	4,243
Non-refundable investment tax credits	4,452				4,452
Property and equipment	4,738	295	(295)	3b	4,738
Goodwill and other intangible assets	74,940		44,277	3f	119,217
Deferred costs	165				165
Deferred compensation cost	1,538				1,538
Future income taxes	1,406				1,406

	291,862	5,966	(5,966)		291,862

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Bank indebtedness	8,146				8,146
Customer reserves and security deposits	75,896				75,896
Accounts payable and accrued liabilities	20,036	2,102	(2,102)	3b	20,036
Income taxes payable		100	(100)	3b	—
Deferred revenue	2,841				2,841
Current portion of obligations under capital leases	276				276
Current portion of long-term debt		576	(576)	3b	—
Future income taxes	917				917

	108,112	2,778	(2,778)		108,112

Future income taxes	2,033				2,033
Deferred revenue	300				300
Obligations under capital leases	158				158
Long-term debt		2,482	(2,482)	3b	—

Shareholders’ equity:
Share capital	188,265	1	(1)	3b	188,265
Additional paid-in capital	11,030				11,030
Deficit	(16,552)	705	(705)	3b	(16,552)
Cumulative translation adjustment	(1,484)				(1,484)

	181,259	706	(706)		181,259

	291,862	5,966	(5,966)		291,862

See accompanying notes to unaudited pro forma consolidated financial statements.

OPTIMAL GROUP INC. NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS YEAR ENDED DECEMBER 31, 2004 AND THREE-MONTH PERIOD ENDED MARCH 31, 2005 (Unaudited)

1	Basis of Presentation

The pro forma consolidated financial statements give effect to the acquisition by Optimal Payments Corp, a wholly-owned subsidiary of Optimal Group Inc. (“Optimal Group”), of a merchant portfolio from United Bank Card, Inc. (“UBC”) completed on May 6, 2005.

The pro forma consolidated financial statements for the year ended December 31, 2004 are based on the audited consolidated financial statements of Optimal Group for the year ended December 31, 2004, as well as the audited financial statements of United Bank Card, Inc. for the year ended December 31, 2004.

The pro forma consolidated financial statements as at and for the three-month period ended March 31, 2005 are based on the unaudited consolidated financial statements of Optimal Group for the three-month period ended March 31, 2005, as well as the unaudited financial statements of UBC for the three-month period ended March 31, 2005.

The pro forma consolidated balance sheet gives effect to the acquisition of the UBC merchant portfolio as if the transaction took place on March 31, 2005. The pro forma consolidated statements of operations for the year ended December 31, 2004 and the three-month period ended March 31, 2005 give effect to the transaction as if the transaction took place on January 1, 2004.

The pro forma consolidated statements of operations are not necessarily indicative of what the results of operations would have been for the periods presented, nor do they purport to project the Company’s results of operations for any future periods.

The pro forma consolidated financial statements should be read in conjunction with the audited consolidated financial statements of Optimal Group as at and for the year ended December 31, 2004 and the unaudited consolidated interim financial statements of Optimal Group as at and for the three-month period ended March 31, 2005.

2	On May 6, 2005, Optimal Payments Corp, a wholly-owned subsidiary of Optimal Group Inc, acquired a merchant portfolio from UBC, a payment and transaction processor that serves primarily card-present merchants nationwide.

The assets were acquired for cash of $44.3 million. The transaction was accounted for by the Company as an acquisition of assets.

The following table summarizes the estimated fair value of the assets acquired at date of acquisition. The Company is in the process of finalizing the valuation of the net assets acquired, thus, the allocation of the purchase price is subject to final modifications.

Assets acquired
Customer relationships	$43,777
Customer service agreement	500

Net assets acquired for cash	$44,277

Pursuant to the agreement, UBC shall guarantee a certain minimum contribution margin applicable to each of the fifteen quarters following the closing date. UBC is required to maintain an irrevocable revolving standby letter of credit in the amount of $10 million to serve as collateral for the above guarantee. This amount will be reduced at a rate of 17.5% per year until the contract period expires. In addition, UBC’s shareholder has provided a personal guarantee of $2.5 million as additional security for maintaining the minimum contribution margin under the agreement. UBC will continue to perform certain customer service obligations at no cost for a period of two years, for a fixed monthly fee per merchant in the third year and for a fee to be negotiated thereafter.

3	Pro Forma Adjustments:

The pro forma consolidated statement of operations does not include any benefits from anticipated synergies from the acquisition of the UBC merchant portfolio. The pro forma consolidated financial statements incorporate the following adjustments:

a)	Represents the reclassification of certain direct costs to conform with the Company’s accounting policies.

b)	Represents the elimination of the UBC financial statement balances since the Company did not acquire those items as part of the acquisition of the merchant portfolio.

c)	Represents 3 months and 12 months, respectively, of amortization of the intangible assets acquired using the straight-line method over the estimated life of 7 years for the customer relationships and 2 years for the customer service agreements.

d)	Represents the estimated interest income lost due to the payment of the purchase price on January 1, 2004.

e)	Represents the current and future income taxes at a rate of 35% related to b), c) and d) above.

f)	Represents the purchase price paid of $44.3 million including $0.3 million of associated deal costs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2005	Optimal Group Inc. (Registrant)
	By:	/s/ Holden L. Ostrin
Name: Holden L. Ostrin
Title: Co-Chairman

EXHIBIT INDEX

Exhibit Number	Description

23	Consent of Cohen Friedman Dorman Leen & Co.

99.1*	Purchase Agreement dated May 6, 2005.

99.2*	Press Release dated May 9, 2005.

* Previously filed by the Registrant’s report on Form 8-K filed on May 11, 2005 and incorporated by reference herein.